UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2021

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement

On April 24, 2021, New York Community Bancorp, Inc., a New York corporation (“NYCB”), 615 Corp., a direct, wholly-owned subsidiary of NYCB (“Merger Sub”), and Flagstar Bancorp, Inc., a Michigan corporation (“Flagstar”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement: (i) Merger Sub will merge with and into Flagstar, with Flagstar as the surviving entity (the “Merger”), (ii) as soon as reasonably practicable following the Merger, pursuant to Chapter 7 of the Michigan Business Corporation Act and Section 253 of the Delaware General Corporation Law, Flagstar will merge with and into NYCB (the “Holdco Merger”), with NYCB as the surviving entity (the “Surviving Entity”), and (iii) at a time and date following the Holdco Merger as determined by NYCB, Flagstar Bank, FSB, a federally chartered stock savings bank and a wholly-owned subsidiary of Flagstar, will merge with and into New York Community Bank, a New York state-chartered savings bank and a wholly-owned subsidiary of NYCB (“NYCB Bank”), with NYCB Bank as the surviving bank (the “Bank Merger” and, together with the Merger and the Holdco Merger, the “Transactions”).

The Merger Agreement was unanimously approved by the Boards of Directors of each of NYCB and Flagstar. Subject to the fulfillment of customary closing conditions, certain of which are described below, the parties anticipate that the Transactions will close by the end of 2021.

Merger Consideration

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value, $0.01 per share, of Flagstar outstanding immediately prior to the Effective Time (“Flagstar Common Stock”), except for certain shares held by Flagstar or NYCB, will be converted into the right to receive 4.0151 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of NYCB (“NYCB Common Stock”) (the “Merger Consideration”). Holders of Flagstar Common Stock will also be entitled to receive cash in lieu of fractional shares of NYCB Common Stock.

Treatment of Flagstar Equity Awards

The Merger Agreement also provides that, at the Effective Time, each outstanding time-based restricted stock unit award (a “Flagstar RSU”) under Flagstar’s 2016 Stock Award and Incentive Plan (the “Flagstar Stock Plan”) will cease to represent a restricted stock unit denominated in Flagstar Common Stock and will be converted into a number of time-based restricted stock units denominated in NYCB Common Stock (each, an “NYCB RSU”) equal to the product of (i) the number of shares of Flagstar Common Stock subject to such Flagstar RSU immediately prior to the Effective Time (including any applicable dividend equivalents), multiplied by (ii) the Exchange Ratio.

The Merger Agreement further provides that, at the Effective Time, each outstanding performance share unit (a Flagstar PSU”) under the Flagstar Stock Plan for which the applicable performance period is complete, including awards granted prior to the date of the Merger Agreement under Flagstar’s Executive Long-Term Incentive Program and Flagstar PSUs granted in 2019, whether vested or unvested, will cease to represent a performance share unit denominated in shares of Flagstar Common Stock and will be converted into the right to receive the Merger Consideration in respect of the number of shares of Flagstar Common Stock underlying such Flagstar PSU immediately prior to the Effective Time based on actual performance through completion of the applicable performance period, which will be determined by the compensation committee of the board of directors of Flagstar.

Each Flagstar PSU determined not to have completed the applicable performance period will cease to represent a performance share unit denominated in shares of Flagstar Common Stock and will be converted into an NYCB RSU. The number of shares of NYCB Common Stock subject to each such NYCB RSU will be equal to the product of (i) the number of shares of Flagstar Common Stock subject to such Flagstar PSU immediately prior to the Effective Time (including any applicable dividend equivalents) based on (a) in the case of Flagstar PSUs granted in 2020, 150% of the target level of performance and (b) in the case of Flagstar PSUs granted in 2021 and thereafter, the target level of performance multiplied by (ii) the Exchange Ratio.

The NYCB RSUs will continue to be governed by the same terms and conditions (including employment vesting terms but excluding performance conditions, after giving effect to any “change in control” post-termination protections under the applicable Flagstar Stock Plan or award agreement; provided that such protections will be extended to apply until 18 months after the Effective Time) as were applicable to the applicable Flagstar RSU or PSU immediately prior to the Effective Time.

The Merger Agreement provides that, except as otherwise agreed between NYCB and Flagstar, at the Effective Time, each outstanding restricted stock award held by a Flagstar director (a “Flagstar Restricted Share Award”) under the Flagstar Stock Plan, whether vested or unvested, will accelerate in full and be converted into, and become exchanged for, the Merger Consideration in respect of the number of shares of Flagstar Common Stock subject to each such Flagstar Restricted Share Award.

Certain Governance Matters

The Merger Agreement provides that, prior to the Effective Time, the Board of Directors of NYCB will take all actions necessary to adopt certain amendments to the bylaws of NYCB (“NYCB Bylaws Amendment”) regarding governance matters. Effective as of the effective time of the Holdco Merger, and in accordance with the NYCB Bylaws Amendment, the number of directors that will comprise the full Board of Directors of the Surviving Entity and the full Board of Directors of NYCB Bank will each be twelve, of which (i) eight will be directors of NYCB immediately prior to the Effective Time, which will include Thomas Cangemi, the current Chairman, President and Chief Executive Officer of NYCB, Robert Wann, a current director and Chief Operating Officer of NYCB, Hanif Dahya, a current director of NYCB who will serve as the Presiding Director, and such other directors as determined by NYCB and (ii) four will be directors of Flagstar immediately prior to the Effective Time (the “Flagstar Designated Directors”), which will include Alessandro DiNello, the current President and Chief Executive Officer of Flagstar, who will serve as the Non-Executive Chairman of the Board of Directors of each of the Surviving Entity and NYCB Bank, David Treadwell, a current director of Flagstar who will serve as the Risk Assessment Committee Chairman of the Surviving Entity and such other directors of Flagstar immediately prior to the Effective Time as mutually agreed to by Flagstar and NYCB, who will be independent of NYCB in accordance with applicable stock exchange standards.

The Merger Agreement also provides that, at the Effective Time, NYCB will invite all directors of Flagstar immediately prior to the Effective Time (other than the Flagstar Designated Directors) to become members of an Advisory Board of NYCB (the “Advisory Board”), and will cause all such individuals who accept such invitation to be elected or appointed for a two-year term as members of the Advisory Board. Such members of the Advisory Board will serve on the Advisory Board and each receive annual compensation of $40,000. The Chief Executive Officer of NYCB will meet with the Advisory Board at least one time per quarter during the two year period.

Certain Other Terms and Conditions of the Merger Agreement

The Merger Agreement contains certain representations and warranties from each of NYCB and Flagstar. Flagstar has agreed to certain pre-closing covenants, including covenants to operate its business in the ordinary course in all material respects and to refrain from taking certain actions without NYCB’s consent. NYCB has agreed to certain pre-closing covenants, including covenants to refrain from taking certain actions that may result in any of the closing conditions not being satisfied in a timely manner without Flagstar’s consent. Each party has agreed to additional covenants, including, among others, covenants relating to (i) in the case of NYCB, its obligation to call a meeting of its stockholders to approve the issuance of shares of the NYCB Common Stock pursuant to the Merger Agreement (the “Issuance”) and, subject to certain exceptions, the obligation of its Board of Directors to recommend that its stockholders approve the Issuance, (ii) in the case of Flagstar, its obligation to call a meeting of its shareholders to adopt the Merger Agreement, and, subject to certain exceptions, the obligation of its Board of Directors to recommend that its shareholders adopt the Merger Agreement, and (iii) each party’s non-solicitation obligations related to alternative acquisition proposals.

The completion of the Merger is subject to certain conditions, including (i) adoption of the Merger Agreement by the requisite vote of the Flagstar shareholders and the approval of the Issuance by the requisite vote of the NYCB stockholders, (ii) authorization for listing on the New York Stock Exchange of the shares of NYCB Common Stock to be issued in the Merger, subject to official notice of issuance, (iii) the receipt of the requisite regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, the New York State Department of Financial Services, certain mortgage agencies and, with respect to NYCB Bank’s establishment and operation of Flagstar Bank’s branches and other offices following the effective time of the Bank Merger, any state bank regulatory authority, (iv) effectiveness of the registration statement on Form S-4 to be filed with the Securities and Exchange Commission (“SEC”) by NYCB in connection with the Transactions, and (v) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Transactions or making the completion of the Transactions illegal. Each party’s obligation to complete the Merger is also subject to certain additional conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of Flagstar, in the case of NYCB and Merger Sub, and NYCB and Merger Sub, in the case of Flagstar, (b) performance in all material respects by Flagstar, in the case of NYCB and Merger Sub, NYCB and Merger Sub, in the case of Flagstar, of its respective obligations under the Merger Agreement, (c) in the case of Flagstar’s obligation to complete the Merger, receipt by Flagstar of an opinion from its counsel to the effect that the Merger and the Holdco Merger, taken together, will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (d) in the case of NYCB’s obligation to complete the Merger, either (i) the receipt of a similar opinion from its counsel, or (ii) a determination that the Merger and Holdco Merger, taken together, are not reasonably expected to result in a Material Adverse Tax Consequence (as defined in the Merger Agreement).

The Merger Agreement provides certain termination rights for both NYCB and Flagstar and further provides that a termination fee of $90 million will be payable by Flagstar or NYCB, as applicable, upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between NYCB and Flagstar instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Merger, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding NYCB or Flagstar, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding NYCB, Flagstar, their respective affiliates or their respective businesses, the Merger Agreement and the Transactions that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of NYCB and Flagstar and a prospectus of NYCB, as well as in the Forms 10-K, Forms 10-Q and other filings that each of NYCB and Flagstar makes with SEC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Letter Agreement

In connection with the Merger Agreement, NYCB also entered into a letter agreement (the “Letter Agreement”) with Thomas Cangemi, to be effective upon the Effective Time. The Letter Agreement provides that, following the Effective Time, Mr. Cangemi will continue to serve as the President and Chief Executive Officer of NYCB, will report directly to the Board, but will cease to serve as Chairman of the Board. The Letter Agreement also provides that Mr. Cangemi’s removal from the role of Chairman of the Board upon the Effective Time will not constitute

“Good Reason” as defined in Mr. Cangemi’s employment agreement between NYCB and Mr. Cangemi. Pursuant to the Letter Agreement, if Mr. Cangemi is not appointed to serve as Chairman of the Board upon the earlier of (i) the death, resignation, removal, disqualification or other cessation of service by Alessandro DiNello as Non-Executive Chairman of the NYCB Board and (ii) the date following the twenty-four (24) month anniversary of the Effective Time (such earlier date, the “Succession Date”), other than because he is no longer serving as Chief Executive Officer as of the Succession Date, he will have Good Reason to terminate his employment with NYCB at such time under his employment agreement. Further, in the event that Mr. Cangemi is terminated without “Cause” as defined in his employment agreement or resigns for Good Reason within the thirty (30) month anniversary of the Effective Time, the Compensation Committee of the Board will cause his outstanding equity awards to become fully vested and non-forfeitable upon such termination.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 24, 2021, by and among New York Community Bancorp, Inc., 615 Corp. and Flagstar Bancorp, Inc.*

Exhibit 10.1	Letter Agreement, dated as of April 24, 2021, by and between New York Community Bancorp, Inc. and Thomas Cangemi.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Current Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to NYCB’s and Flagstar’s beliefs, goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; NYCB’s and Flagstar’s estimates of future costs and benefits of the actions each company may take; NYCB’s and Flagstar’s assessments of probable losses on loans; NYCB’s and Flagstar’s assessments of interest rate and other market risks; and NYCB’s and Flagstar’s ability to achieve their respective financial and other strategic goals.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; NYCB and Flagstar do not assume any duty, and do not undertake, to update such forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of NYCB and Flagstar. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement among NYCB, 615 Corp. and Flagstar; the outcome of any legal proceedings that may be instituted against NYCB or Flagstar; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of NYCB and Flagstar to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of NYCB and/or Flagstar; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where NYCB and Flagstar do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the proposed transaction within the expected timeframes or at all and to successfully integrate Flagstar’s operations and those of NYCB; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; NYCB’s and Flagstar’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by NYCB’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of NYCB and Flagstar; and the other factors discussed in the “Risk Factors” section NYCB’s Annual Report on Form 10-K for the year ended December 31, 2020 and in other reports NYCB files with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “SEC Filings” section of NYCB’s website, https://ir.mynycb.com, under the heading “Financial Information,” and in Flagstar’s Annual Report on Form 10-K for the year ended December 31, 2020 and in Flagstar’s other filings with SEC, which are available at http://www.sec.gov and in the “Documents” section of Flagstar’s website, https://investors.flagstar.com.

Important Information and Where You Can Find It

This Current Report may be deemed to be solicitation material in respect of the proposed transaction by NYCB and Flagstar. In connection with the proposed transaction, NYCB will file with the SEC a registration statement on Form S-4 to register the shares of NYCB’s capital stock to be issued in connection with the proposed transaction. The registration statement will include a prospectus of NYCB and a joint proxy statement of NYCB and Flagstar, which will be sent to the stockholders of NYCB and shareholders of Flagstar seeking certain approvals related to the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF NYCB AND FLAGSTAR AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NYCB, FLAGSTAR AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about NYCB and Flagstar, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by NYCB can also be obtained, without charge, by directing a request to Investor Relations, New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, New York 11590 or by telephone (516-683-4420). Copies of documents filed with the SEC by Flagstar can also be obtained, without charge, by directing requests to Investor Relations, Flagstar Bancorp, Inc., 5151 Corporate Drive, Troy, Michigan 48098 or by telephone (248-312-5741).

Participants in the Solicitation of Proxies in Connection with Proposed Transaction

NYCB, Flagstar, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding NYCB’s directors and executive officers is available in its definitive proxy statement for its 2021 annual stockholders meeting, which was filed with the SEC on April 16, 2021, and certain of its Current Reports on Form 8-K. Information regarding Flagstar’s directors and executive officers is available in its definitive proxy statement for its 2021 annual shareholders meeting, which was filed with the SEC on April 15, 2021, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2021	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
	Name:	Salvatore J. DiMartino
	Title:	Senior Managing Director
Director, Investor Relations and Strategic Planning